UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2006

MORGAN STANLEY ABS CAPITAL I INC.

(as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2006, providing for the issuance of Mortgage Pass-Through Certificates, Series 2006-WMC2)

Morgan Stanley ABS Capital I Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-130694-06	13-3939229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets.

Description of the Certificates and the Mortgage Pool

On June 28, 2006, a series of certificates, entitled Morgan Stanley ABS Capital I Inc. Trust 2006-WMC2 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of June 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among Morgan Stanley ABS Capital I Inc. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as servicer, securities administrator and custodian (the “Servicer”, the “Securities Administrator” and the “Custodian”), WMC Mortgage Corp. as responsible party (the “Responsible Party”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of eighteen classes of certificates (collectively, the “Certificates”), designated as the Class A-1 Certificates, Class A-2fpt Certificates, Class A-2a Certificates, Class A-2b Certificates, Class A-2c Certificates, Class A-2d Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class P Certificates, Class R Certificates and Class X Certificates, collectively, the “Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of fixed and adjustable rate, first and second lien residential mortgage loans (the “Mortgage Loans”). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of approximately $2,602,987,087 as of June 1, 2006 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Agreement. The Class A-1 Certificates, Class A-2fpt Certificates, Class A-2a Certificates, Class A-2b Certificates, Class A-2c Certificates, Class A-2d Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates were sold by the Depositor to Morgan Stanley & Co. Incorporated (the “Underwriter”), pursuant to an Underwriting Agreement, dated May 25, 2006 (the “Underwriting Agreement”) between the Depositor and the Underwriter.

The Class P Certificates, the Class R Certificates and the Class X Certificates were delivered by the Depositor to Morgan Stanley Mortgage Capital Inc. (the “Seller”) as partial consideration for the mortgage loans constituting the pool assets and such transaction is exempt from registration under the Securities Act of 1933, as amended pursuant to Section 4(2) of that Act.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate(2)
Offered Certificates
Class A-1	$581,960,000	Variable
Class A-2fpt	$500,000,000	Variable
Class A-2a	$340,525,000	Variable
Class A-2b	$115,885,000	Variable
Class A-2c	$335,030,000	Variable
Class A-2d	$242,825,000	Variable
Class M-1	$89,803,000	Variable
Class M-2	$72,884,000	Variable
Class M-3	$45,552,000	Variable
Class M-4	$41,648,000	Variable
Class M-5	$40,346,000	Variable
Class M-6	$36,442,000	Variable
Class B-1	$35,140,000	Variable
Class B-2	$27,331,000	Variable
Class B-3	$26,030,000	Variable

(1)	Approximate.
(2)	The pass-through rate on each class Certificates will be based on one-month LIBOR plus the applicable margin set forth in the Agreement, subject to the rate caps described in the Agreement.

The Certificates, other than the Class P Certificates, the Class R Certificates and the Class X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated May 25, 2006 (the “Prospectus Supplement”), and the Prospectus, dated March 14, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class P Certificates, the Class R Certificates and the Class X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 25, 2006, between Morgan Stanley ABS Capital I Inc. as Depositor and Morgan Stanley & Co. Incorporated as Underwriter.

Exhibit No.	Description
99.1
Pooling and Servicing Agreement, dated as of June 1, 2006 among Morgan Stanley ABS Capital I Inc., as Depositor, Wells Fargo Bank, N.A., as Servicer, Securities Administrator and Custodian, WMC Mortgage Corp., as Responsible Party and Deutsche Bank National Trust Company, as Trustee, relating to the issuance of the Mortgage Pass-Through Certificates, Series 2006-WMC2.

99.2	Bill of Sale, dated as of June 28, 2006, between Morgan Stanley Mortgage Capital Inc. as seller (the “Seller”) and the Depositor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2006

MORGAN STANLEY ABS CAPITAL I INC.

By:	/s/ Steven Shapiro
Name:	Steven Shapiro
Title:	Managing Director

EXHIBIT INDEX

Exhibit Number	Sequentially Numbered Description
1.1	Underwriting Agreement, dated as of May 25, 2006, between Morgan Stanley ABS Capital I Inc. as Depositor and Morgan Stanley & Co. Incorporated as Underwriter.

99.1
Pooling and Servicing Agreement, dated as of June 1, 2006 among Morgan Stanley ABS Capital I Inc., as Depositor, Wells Fargo Bank, N.A., as Servicer, Securities Administrator and Custodian, WMC Mortgage Corp., as Responsible Party and Deutsche Bank National Trust Company, as Trustee, relating to the issuance of the Mortgage Pass-Through Certificates, Series 2006-WMC2.

99.2	Bill of Sale, dated as of June 28, 2006, between Morgan Stanley Mortgage Capital Inc. as seller (the “Seller”) and the Depositor.